JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Global Allocation Portfolio

(Class 2 Shares)

(the “Portfolio”)

Supplement dated November 19, 2020

to the Summary Prospectus and the Prospectus dated May 1, 2020, as supplemented

Effective November 30, 2020, the following changes will be made to the Portfolio’s Summary Prospectus and the Prospectus:

The first paragraph of the “The Portfolio’s Past Performance” section is deleted in its entirety and replaced with the following:

This section provides some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Class 2 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years, and life of the Portfolio. The table compares the Portfolio’s performance to the performance of the MSCI All Country World Index (net of foreign with-holding taxes), the MSCI World Index , the Bloomberg Barclays Global Aggregate Index—Unhedged USD and the Global Allocation Composite Benchmark, comprised of 60% MSCI All Country World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index—Unhedged USD. Past performance is not necessarily an indication of how any class of the Portfolio will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Also, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Life of Fund (since 12/09/2014)
CLASS 2 SHARES	16.58%	5.92%	5.79%

MSCI ALL COUNTRY WORLD INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	26.60	8.41	6.55

MSCI WORLD INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	27.67	8.74	8.50

BLOOMBERG BARCLAYS GLOBAL AGGREGATE INDEX — UNHEDGED USD
(Reflects No Deduction for Fees, Expenses, or Taxes)	6.84	2.31	2.19

GLOBAL ALLOCATION COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses, or Taxes)	18.55	6.11	5.47

1	Effective 11/30/20, the Portfolio’s benchmark changed from the MSCI World Index to the MSCI All Country World Index to better reflect how the Portfolio is managed for comparison purposes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GALJPMIT2-1120